                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): December 28, 2000



                                 AMEDISYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


         0-24260                                                        11-3131700
------------------------                                    ------------------------------------
(Commission File Number)                                    (I.R.S. Employer Identification No.)


                   11100 Mead Road, Suite 300, Baton Rouge, LA
                  ---------------------------------------------
                  70816 (Address of principal executive offices
                               including zip code)


                                 (225) 292-2031
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

 ITEM 5.          OTHER EVENTS

                           On December 28, 2000, the Company entered into a loan
                  agreement with NPF Capital, Inc. ("NPF") for a principal sum of up to $11,725,000. At execution, NPF paid $9,000,000 directly to HCA, The Healthcare Company f/k/a Columbia HCA Healthcare Corp ("HCA") for the benefit of the Company. The Company also financed $725,000 of debt issue costs under this agreement, with the remaining unfunded portion of $2,000,000 available for future acquisitions. Simultaneously, Amedisys entered into a Termination Agreement with HCA relating to the note payable ("HCA Note") which resulted from the acquisition of home health agencies from HCA during the latter part of 1998. The HCA Note, which carried a balance (including accrued interest) of $16.6 million at September 30, 2000, was terminated effective October 1, 2000 for a cash payment of $9,000,000 and the execution of a warrant agreement that allows HCA to purchase up to 200,000 shares of Amedisys' Common Stock, subject to certain conditions. As of result of these transactions, the Company has recorded a pre-tax extraordinary gain of $6.5 million in the fourth quarter of 2000.

                           The loan agreement with NPF Capital, Inc. ("NPF
                  Note"), an affiliate of National Century Financial Enterprises, Inc., is for a principal sum not to exceed $11,725,000 at an annual interest rate of 13.95%, adjustable in accordance with the loan agreement. At loan execution, the Company borrowed an amount ("Initial Loan Amount") equal to $9,000,000 which was paid directly to HCA. The Initial Loan Amount is payable over a three year term with interest only payments for the first six months and monthly payments of principal and interest for the remainder of the term. The Company has available an amount not to exceed $2,000,000 ("Supplemental Loan Amount") for the acquisition of businesses, companies and/or their assets. Any Supplemental Loan Amounts received will be payable over a three year term commencing upon receipt of the Supplemental Loan Amount with thirty-six monthly principal and interest payments. The fees charged by NPF relating to the NPF Note totaled $725,000 and are payable in accordance with the payment terms of the Initial Loan Amount. The security for this note consists of all credits, deposits, account, securities or moneys, and all other property rights belonging to or in which the Company has any interest, now or hereafter, as well as every other liability now or hereafter existing of the Company, absolute or contingent, due or to become due. In addition, the net cash proceeds received from the divestiture of the Company's remaining surgery center are payable to NPF.

                           In connection with the execution of the NPF Note
                  discussed above, the Company, on December 29, 2000, entered into a Termination Agreement with HCA effective October 1, 2000. The Termination Agreement related to that certain Credit Agreement dated November 16, 1998 and that certain promissory note dated December 1, 1998 as modified by that certain Loan Modification Agreement dated September 30, 1999. In accordance with the conditions of the Termination Agreement, the Company paid $9,000,000 in cash and entered into a Master Warrant Agreement, dated December 29, 2000, whereas
                  HCA shall be issued warrants to purchase up to 200,000 shares of Company Common Stock, subject to the terms and conditions of the Warrant Agreement, in full satisfaction of all amounts due to HCA, including interest accrued but not paid.

                           In the Master Warrant Agreement, HCA was granted a
                  Warrant Certificate to purchase 50,000 shares of Company Common Stock ("Initial Grant") at an exercise price of $5.00 expiring on December 28, 2005. Subsequent grants are conditional and evaluated at the end of Year 2001, Year 2002, and Year 2003 in accordance with the following:

                  Year 2001 Grant.

                           a) If, on December 28, 2001, the Market Price, (as defined in the Warrant Certificate) of Amedisys common stock is greater than or equal to $10.00, then HCA shall not be entitled to, and Amedisys shall not be obligated for, any year 2001 Warrant grant.

                           b) If, on December 28, 2001, the Market Price of Amedisys common stock is less than or equal to $5.00, then HCA shall be entitled to, and Amedisys shall grant to HCA, on December 29, 2001, a Warrant Certificate evidencing the right to purchase, at any time from December 29, 2001, until 5:00 p.m. CST, on December 28, 2006 (the "2001 Warrant Exercise Term"), up to 50,000 fully-paid and non-assessable Shares at an initial exercise price of $5.00.

                           c) If, on December 28, 2001, the Market Price of Amedisys common stock is greater than $5.00 but less than $10.00, then HCA shall be entitled to, and Amedisys shall grant to HCA, on December 29, 2001, the right to purchase, at any time during the 2001 Warrant Exercise Term, up to the Pro Rata Share Amount, as defined below, of fully-paid and non-assessable Shares at an initial exercise price equal to the Market Price.

                                    The term "Pro Rata Share Amount," as used in this subsection, shall refer to that number calculated by subtracting the Market Price from $10.00, then dividing the total by $5.00, then multiplying the resulting quotient by 50,000. For example, if the Market Price on December 28, 2001, is $6.00, the Pro Rata Share Amount would be 40,000 as follows:

                                    [($10.00 - $6.00) / $5.00] x 50,000 = 40,000

                  Year 2002 Grant.

                           a) If, on December 28, 2002, the Market Price of Amedisys common stock is greater than or equal to $15.00, then HCA shall not be entitled to, and Amedisys shall not be obligated for, any year 2002 Warrant grant.

                           b) If, on December 28, 2002, the Market Price of Amedisys common stock is less than or equal to $10.00, then HCA shall be entitled to, and Amedisys shall grant to HCA, on December 29, 2002, a Warrant Certificate evidencing the right to purchase, at any time from December 29, 2002, until 5:00 p.m. CST, on December 28, 2007 (the "2002 Warrant Exercise Term"), up to 50,000 fully-paid and non-assessable Shares at an initial exercise price equal to the greater of (i) $5.00; and
                                    (ii) the Market Price.


                           c) If, on December 28, 2002, the Market Price of Amedisys common stock is greater than $10.00 but less than $15.00, then HCA shall be entitled to, and Amedisys shall grant to HCA, on December 29, 2002, a Warrant Certificate evidencing the right to purchase, at any time during the 2002 Warrant Exercise Term, up to the Pro Rata Share Amount, as defined below, of fully-paid and non-assessable Shares at an initial exercise price equal to the Market Price.

                                    The term "Pro Rata Share Amount," as used in this subsection, shall refer to that number calculated by subtracting the Market Price from $15.00, then dividing the total by $5.00, then multiplying the resulting quotient by 50,000. For example, if the Market Price on December 28, 2002, is $13.00, the Pro Rata Share Amount would be 20,000 as follows:

                                    [($15.00 - $13.00) / $5.00] x 50,000 =
                                    20,000

                  Year 2003 Grant.

                           a) If, on December 28, 2003, the Market Price of Amedisys common stock is greater than or equal to $20.00, then HCA shall not be entitled to, and Amedisys shall not be obligated for, any year 2003 Warrant grant.

                           b) If, on December 28, 2003, the Market Price of Amedisys common stock is less than or equal to $15.00, then HCA shall be entitled to, and Amedisys shall grant to HCA, on December 29, 2003, a Warrant Certificate evidencing the right to purchase, at any time from December 29, 2003, until 5:00 p.m. CST, on December 28, 2008 (the "2003 Warrant Exercise Term"), up to 50,000 fully-paid and non-assessable Shares at an initial exercise price equal to the greater of (i) $5.00; and
                                    (ii) the Market Price.

                           c) If, on December 28, 2003, the Market Price of Amedisys common stock is greater than $15.00 but less than $20.00, then HCA shall be entitled to, and Amedisys shall grant to HCA, on December 29, 2003, a Warrant Certificate evidencing the right to purchase, at any time during the 2003 Warrant Exercise Term, up to the Pro Rata Share Amount, as defined below, of fully-paid and non-assessable Shares at an initial exercise price equal to the Market Price.

                                    The term "Pro Rata Share Amount," as used in this subsection, shall refer to that number calculated by subtracting the Market Price from $20.00, then dividing the total by $5.00, then multiplying the resulting quotient by 50,000. For example, if the Market Price on December 28, 2003, is $19.00, the Pro Rata Share Amount would be 10,000 as follows:

                                    [($20.00 - $19.00) / $5.00] x 50,000 =
                                    10,000


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibit
                              No.                                                                                             Page
                           -------                                                                                            ----
                            4.1 (i) Master Warrant Agreement by and between Amedisys, Inc. and HCA -
                                    The Healthcare Company, including Warrant Certificate and Registration Rights Agreement....A-1

                           10.1 (i) Termination of Credit Agreement by and between Amedisys, Inc.
                                    and HCA - The Healthcare Company...........................................................A-2

                           10.2 (i) Cognovit Promissory Note between Amedisys, Inc. and Affiliates and NPF  Capital, Inc. .....A-3

                           99.1 (i) Press Release dated January 16, 2001 announcing the pre-payment of the HCA - The Healthcare Company note payable...........................................A-4

                           (i) Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
     -------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: January 16, 2001

                               INDEX TO EXHIBITS

Exhibit
   No.                                                                     Page
-------                                                                    ----
 4.1 (i) Master Warrant Agreement by and between Amedisys, Inc. and
         HCA - The Healthcare Company, including Warrant Certificate and Registration Rights Agreement..................................A-1

10.1 (i) Termination of Credit Agreement by and between Amedisys, Inc.
         and HCA - The Healthcare Company...................................A-2

10.2 (i) Cognovit Promissory Note between Amedisys, Inc. and Affiliates and NPF  Capital, Inc. ............................................A-3

99.1 (i) Press Release dated January 16, 2001 announcing the pre-payment of the HCA - The Healthcare Company note payable...................A-4

(i) Filed herewith.